SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

Cistera Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-17304	91-1944887

(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

6509 Windcrest Drive, Suite 160, Plano, Texas 75024

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (972) 381-4699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On the April 21st 2010, the company concluded that the financial statements for quarter ending 30th September 2009 and 30th December 2009 could not be relied upon.

The Quarterly Reports on Form 10-Q (the “Report”) for the fiscal quarters ended September 30, 2009 and December 31 2009 is filed for the purpose of amending the report as “not-reviewed”. On April 7th the SEC provided a letter of comment stating that the existing Independent Certified Accountant used to review the report is not a member of the PCOAB.

Subsequently the Company appointed Robison, Hill & Company as the company’s independent accountants to review the reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CISTERA NETWORKS, INC.

Date: April 21st, 2010                                                                                           /s/    Gregory T. Royal
Gregory T. Royal
                                Chief Executive Officer and interim
Chief Financial Officer

(Principal Executive, Financial and Accounting Officer)